crUNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 10, 2017

GENIE GATEWAY

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26927 (Commission File Number)	77-0443643 (I.R.S. Employer Identification No.)

4570 South Eastern Avenue Suite 26 - 221 Las Vegas, Nevada 89119 (Address of principal executive offices) (zip code)

(888) 207-0432 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

ITEM 3.02

Unregistered Sales of Equity Securities

On August 31, 2017, our Board of Directors approved the issuance of an aggregate of 2,660,000 shares of our common stock to the members of our executive management, as well as other key personnel, as compensation for services rendered.  Among those receiving shares of our common stock are Thomas E. Skala (500,000 shares), Stuart C. Scamman (500,000 shares), Randall L. Skala (500,000 shares) and Mark A. Newgreen (500,000 shares), all of whom are members of our executive management team and serve on our Board of Directors.  Based on the fact that all the recipients are either our executive management or are our key employees, the issuances were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

Effective on July 10, 2017 and with the approval of our Board of Directors, we dismissed Pinaki & Associates, LLC (“Pinaki”) as our independent registered public accounting firm engaged to audit our financial statements.

Pinaki audited our financial statements, including our balance sheets as of December 31, 2015, 2014, 2013, 2012, 2011, and 2010 and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the years then ended.  The audit reports of Pinaki on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that they contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had recurring losses.

During the fiscal periods ended December 31, 2015, 2014, 2013, 2012, 2011, and 2010 and through the date we dismissed Pinaki as our independent registered public accounting firm, on July 10, 2017, there were (1) no disagreements with Pinaki on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pinaki, would have caused Pinaki to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Pinaki’s management with a copy of this disclosure on September 18, 2017, providing Pinaki with the opportunity to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. As of the date of this filing we have not received any letter from Pinaki.  In the event we do receive one will file it as an exhibit to amended Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On August July 28, 2017, our Board of Directors appointed Benjamin & Young, LLP (“Benjamin”) as our independent auditor.

During the years ended December 31, 2015, 2014, 2013, 2012, 2011, and 2010 and through July 28, 2017, neither the Company nor anyone acting on its behalf consulted Benjamin with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Benjamin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2017	Genie Gateway
a Nevada corporation
/s/ Thomas E. Skala
By: Thomas E. Skala
Its: President

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